EXHIBIT 99.4

Unaudited Pro Forma Condensed Combined Financial Data

On April 12, 2013, Life Nutrition Products, Inc. (the “Registrant”), a Delaware corporation was entered into a Share Exchange Agreement (the “Exchange Agreement”) with Almonds Kisses Limited (“Almonds Kisses”), a corporation incorporated under the laws of the British Virgin Islands, and the shareholders of Almonds Kisses (the “Shareholders”). Prior to the share exchange, Almonds Kisses’s issued 50,000 shares with par value of $1.00 to former shareholders of the Company and the Company held issued and outstanding of 4,095,000 shares with par value of $0.0001. There shall be a total of 2,000,000 shares out of the 4,095,000 shares of common stock sold to individual shareholders at a selling price of $0.1 per share, receiving a total of $200,000. Pursuant to the terms of the Exchange Agreement, the Company would issue an additional of 20,905,000 shares of common stock, thus there shall be a total of 25,000,000 shares of common stock issued and outstanding. The shareholders of Almonds Kisses agreed to transfer all of the issued and outstanding shares of common stock in Almond Kisses to the Company in exchange for the Company’s issuing 20,155,000 ordinary shares of the Company’s capital stock to the Almonds Kisses shareholders. There shall be 750,000 shares of common stock out of the newly issued shares issued to settle the amount due to shareholders amounted to $228,136 being the notes payable, accounts payable and accrued expenses of the Company settled. After the share exchange, the original shareholders of the Company will hold a total of 2,845,000 shares of common stock.

The following presents our unaudited pro forma financial information as of August 31, 2012 and for the period ended August 31, 2012, another set of pro forma financial information is as of February 28, 2013 and for the period ended February 28, 2013. The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of August 31, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:
Current assets
Cash	$-	$129,001			$129,001
Prepaid expenses	-	18,518			18,518
Total current assets	-	147,519			147,519

Non-current assets
Property and equipment, net	-	93,350			93,350
Equity-method investment	-	379,693			379,693
Intangible assets	-	974,359			974,359
Utility and other deposits	-	36,299			36,299
Total non-current assets	-	1,483,701			1,483,701

TOTAL ASSETS	$-	$1,631,220			$1,631,220

Liabilities and shareholders' equity

Current liabilities
Assets held under capital lease	$-	$9,615			$9,615
Accrued liabilities	68,088	25,937	(a)	(68,088)	25,937
Note payable	160,038	-	(a)	(160,038)	-
Bank loans - current portion	-	919,392			919,392
Total current liabilities	228,126	954,944			954,944

Non-current liabilities
Bank loans - net of current portion	-	1,605,593			1,605,593
Assets held under capital lease, net of current portion	-	4,984			4,984
Total non-current liabilities	-	1,610,577			1,610,577

Total liabilities	228,126	2,565,521			2,565,521

Stockholders' equity
Preferred stock	-	-			-
Common stock	410	50,000	(a),(b),(c)	(47,910)	2,500
Subscription receivable	-	(50,000)	(c)	50,000	-
Additional paid in capital	427,939	-	(a),(b)	(430,439)	(2,500)
Due from stockholders	-	(241,036)			(241,036)
Accumulated losses	(656,475)	(579,757)	(d)	(656,475)	(579,757)
Accumulated other comprehensive (losses)/income	-	31			31
Total stockholders' equity	(228,126)	(820,762)			(820,762)

Non-controlling interest	-	(113,539)			(113,539)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$-	$1,631,220			$1,631,220

See notes to Unaudited Pro Forma Consolidated Financial Statements.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Statements of Operations For the Period Ended August 31, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined

Revenue	$-	$1,705,024			$1,705,024

Less: Operating expenses
Direct cost of revenue	-	(1,308,729)			(1,308,729)
General and administrative expenses	(47,205)	(533,861)	(e)	47,205	(533,861)
Total operating expenses	(47,205)	(1,842,590)			(1,842,590)

Operating loss	(47,205)	(137,566)			(137,566)

Other income and (expenses):
Interest expenses	3,685	(47,754)	(e)	3,685	(47,754)
Loss before income taxes	(43,520)	(185,320)			(185,320)

Less: Income tax expense	-	-			-

Net loss before allocation of non-controlling interest	$(43,520)	$(185,320)			$(185,320)

Net loss attributable to non-controlling interest	-	20,509			20,509
Net loss attributable to common stockholders	$(43,520)	$(164,811)			$(164,811)

Loss per share
- Basic and diluted	$(0.011)	$(3.30)			$(0.0066)

Weighted average common shares outstanding
- Basic and diluted	4,095,000	50,000			25,000,000

See notes to Unaudited Pro Forma Consolidated Financial Statements

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of February 28, 2013

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:
Current assets
Cash	$-	$345,316			$345,316
Account receivable		123,304			123,304
Bank fixed deposit		128,220			128,220
Prepaid expenses	-	70,454			70,454
Advance to stockholders	-	1,889,386			1,889,386
Total current assets	-	2,556,680			2,556,680

Non-current assets
Property and equipment, net	-	211,483			211,483
Equity-method investment	-	374,270			374,270
Intangible assets	-	884,720			884,720
Utility and other deposits	-	35,021			35,021
Total non-current assets	-	1,505,494			1,505,494

TOTAL ASSETS	$-	$4,062,174			$4,062,174

Liabilities and shareholders' equity

Current liabilities
Assets held under capital lease	$-	$4,909			$4,909
Tax payable		42,988			42,988
Accrued liabilities	82,535	151,114	(a)	(82,535)	151,114
Note payable	160,038	-	(a)	(160,038)	-
Temporary receipts		2,596			2,596
Bank loans - current portion	-	1,371,383			1,371,383
Total current liabilities	242,573	1,572,990			1,572,990

Non-current liabilities
Bank loans - net of current portion	-	2,789,947			2,789,947
Assets held under capital lease, net of current portion	-	46,140			46,140
Total non-current liabilities	-	2,836,087			2,836,087

Total liabilities	242,573	4,409,077			4,409,077

Stockholders' equity
Preferred stock	-	-			-
Common stock	410	50,000	(a),(b),(c)	(47,910)	2,500
Subscription receivable	-	(50,000)	(c)	50,000	-
Additional paid in capital	427,939	-	(a),(b)	(430,439)	(2,500)
Accumulated losses	(670,922)	(221,935)	(d)	670,922	(221,935)
Accumulated other comprehensive (losses)/income	-	(84)			(84)
Total stockholders' equity	(242,573)	(222,019)			(222,019)

Non-controlling interest	-	(124,884)			(124,884)

TOTAL LIABILITIES AND STOCKERHOLDERS' EQUITY	$-	$4,062,174			$4,062,174

See notes to Unaudited Pro Forma Consolidated Financial Statements.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Statements of Operations For the Period ended February 28, 2013

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined

Revenue	$-	$1,905,634			$1,905,634

Less: Operating expenses
Direct cost of revenue	-	(967,039)			(967,039)
General and administrative expenses	(60,340)	(486,355)	(e)	60,340	(486,355)
Total operating expenses	(60,340)	(1,453,394)			(1,453,394)

Operating (loss)/profit	(60,340)	452,240			452,240

Other income and (expenses):
Interest expenses	4,997	(62,775)	(e)	4,997	(62,775)
(Loss)/profit before income taxes	(65,337)	389,465			389,465

Less: Income tax expense	-	(42,988)			(42,988)

Net (loss)/profit before allocation of non-controlling interest	$(65,337)	$346,447			$346,447

Net loss attributable to non-controlling interest	-	11,345			11,345
Net (loss)/profit attributable to common stockholders	$(65,337)	$357,822			$357,822

Loss per share
- Basic and diluted	$(0.02)	$7.16			$0.01

Weighted average common shares outstanding
- Basic and diluted	4,095,000	50,000			25,000,000

See notes to Unaudited Pro Forma Consolidated Financial Statements

Pro Forma Adjustments and Eliminations

(a)
750,000 shares are issued by the Company at par value amounted to $75 to settle the notes payable and accrued liabilities of the Company amounted to August 31, 2012: $228,125, February 28: 2013: $242,573.

(b)
A total of 20,905,000 shares of common stock are issued at $0.0001 par value per share amounted to $2,091. After netting off the 750,000 shares in adjustment (a), another 20,155,000 shares of $2,015 would be recorded in this adjustment.

(c)	Common stock of Almonds Kisses would be settled prior to the share exchange agreement.
(d)
Expenses amounted to $50,890 for the eight months period ended August 2012 and $65,337 for the period ended February 28, 2013 respectively, would be absorbed by the original shareholders upon the Share Exchange transactions.

(e)	Accumulated deficit of the Company would be absorbed by Almonds Kisses as part of its additional paid in capital.
(f)
Financial data of the Company was based on its balances as of September 30, 2012 and it is assumed that the differences between the data as of August 31, 2012 and September 30, 2012 would be immaterial when preparing the unaudited pro forma statements as of August 31, 2012. Financial data of the Company was based on its balances as of December 31, 2012 and it is assumed that the differences between the data as of February 28, 2013 and December 31, 2012 would be immaterial when preparing the unaudited pro forma statements as of February 28, 2013.

Income/(loss) per share from Continuing Operations

Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for our company during the respective periods, in addition to the common stock issued (if applicable) as a result of the Share Exchange assuming they had been issued at the beginning of the period. The common stock issued (if applicable) in connection with the Share Exchange Transaction is assumed to be outstanding for the entire period presented.